SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           December 1, 2000
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                          FULLCOMM TECHNOLOGIES, INC.
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              (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-25007                     65-0656268
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


110 West Franklin Avenue, Pennington, New Jersey                     08534
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code     (609) 730-9900
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 6.     RESIGNATION OF REGISTRANTS DIRECTORS.

     On December 1, 2000, Patrick O'Meara resigned as a member of the Board of Directors (the "Board") of Fullcomm Technologies, Inc. (the "Company"). Mr. O'Meara's resignation did not involve any disagreement with the Company on any matter relating to the Company's operations, policies or practices and did not request any matter to be disclosed. Mr. O'Meara had served as a member of the Board since June 20, 2000. The resignation of Mr. O'Meara reduces the Company's Board to three members. As a result, there are currently three vacancies on the Board.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits.

        Exhibit No.                 Description of Exhibit
        -----------                 ----------------------

        17.1 Letter of resignation dated December 1, 2000, from Patrick O'Meara to the Company.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FULLCOMM TECHNOLOGIES, INC.



                                    By:  /s/ Brendan G. Elliott
                                        ----------------------------------------
                                        Name:  Brendan G. Elliott
                                        Title: President

December 8, 2000